Exhibit 10.6

Certain information marked as "XXXX" has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.

Business Order Form (USA)

CLOUD DATA

Order number: CDIN20250901-001

1. Customer Information

Company Name:	XXXX
Contact Person:	XXXX
Email:	XXXX
Address:	XXXX

2. Supplier Information

Company Name:	Cloud Data Network Limited
Account Manager:	homye
Email:	XXXX
Address:	1507-1510 Office Tower, Convention Plaza, 1 Harbor Road, Wan Chai, Hong Kong

3. Products/Services Details Information

Ltem	Order Form Description	Qty	Unit Price (USD)	Monthly Recurring Cost (MRC)	Contract Term(months)
1	Rent Equipment HP DL380 (6*E5-2682 256G 2233mhz, 40G*2)	20	270.00	5,400.00	12 months
2	USA IP-T	5000	1.75	8,750.00	12 months
3	IP	1200	5.00	6,000.00	12 months
			Total(USD):	20,150.00	
4	5G committed bandwidth with 10G burst capacity (excess charged at $1.75/Mbps, billed on 95th percentile)				

4. Please remit to Cloud Data Network Limited account:

Beneficiary Name:Cloud Data Network Limited
Bank Name:XXXX
Bank Address: XXXX
Account NO: XXXX
SWIFT: XXXX

5. Term of service

The service period is one year, commencing on September 1st, 2025 and concluding on August 31st, 2026.

6. Payment Method

6.1:The billing cycle is a natural month, which is settled monthly. The month of opening shall be charged by (actual opening day/ days of the month) X (monthly rental fee); from the second month, it shall be charged by natural month;
6.2:Customer pays the service fe monthly pays Curency:USD). Within the fixed term of this order, Party A shall settle the monthly recuringxpenses within 7 working days after reeiving the bill and invoice. Because the fee may change with the service adjustment, the actualquantity used and the specific monthly rent fee are sub ject to the monthly rent bill

7. Taxs(If Applicable)

The order amount does not include tax

8. Terms and Conditions

8.1: Contract Period
The Order shall remain in full force and effect for a minimum term of twelve (12) months commencing on the Effective Date.

8.2:If the Customer requests termination of the service, The Cloud Data Network Limited shall be notified in writing at least 30 days in advance. If the Customer fails to propose a renewal at least 30 days prior to the expiration of the agreement, it shall be deemed automatically terminated. In the event the Customer requests early termination of this Agreement during the Term, all outstanding payment obligations hereunder shall be settled pursuant to mutual written agreement between the Parties, negotiated in good faith within thirty (30) days of such termination request.

9. Authorised Signature

XXX Signature
Date: 2025.8.20
Signature:
Company Chop:

Cloud Data Network Limited Signature
Date: 2025.8.20
Signature:
Company Chop: CLOUD DATA NETWORK LIMITED 雲聯集團有限公司

Remark:Provided that customer assigned this order,which means that customer accept all of the order content,and any revision or cancellation of this order should be made in written form.